UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) September 16, 1996
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                           HOMETOWN BUFFET, INC.

 Delaware                            0-22402           33-0463002
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(State or other jurisdiction of     (Commission       (IRS Employer
 incorporation or organization)      File No.)         Identification No.)


 9171 Towne Centre Drive, Suite 575, San Diego, CA     92122
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(Address of principal executive offices)              (Zip Code)


                               (619) 546-9096
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            (Registrant's telephone number, including area code)
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Item 5.     Other Events
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            On September 16, 1996, HomeTown Buffet, Inc. (the "Company")
announced preliminary results for the first eight weeks of the twelve-week fiscal third quarter ending October 9, 1996. A discussion of those results is contained in the Press Release of the Company dated September 16, 1996 which is incorporated by reference and filed as an Exhibit to this Report.

Item 7.     Exhibits
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99.1        Press release dated September 16, 1996.


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                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 1996

                             HOMETOWN BUFFET, INC.



                             By  C. DENNIS SCOTT
                                ---------------------------------------
                                 C. Dennis Scott
                                 (Chairman and Chief Executive Officer)


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
                               EXHIBIT INDEX

Exhibit     Description
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99.1        Press release dated September 16, 1996


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